UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2015

PACE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37551	98-1247187
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX		76102
(Address of principal executive offices)		(Zip Code)

(512) 533-6642

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 16, 2015, Pace Holdings Corp. (the “Company”) consummated its initial public offering (“IPO”) of 45,000,000 units (the “Units”), including the issuance of 5,000,000 Units as a result of the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Ordinary Share”), and one warrant of the Company (“Warrant”) to purchase one-third of one Ordinary Share for one-third of $11.50 per one-third share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $450,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 22,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $0.50 per Private Placement Warrant, to the Company’s sponsor, TPACE Sponsor Corp. (the “Sponsor”), generating gross proceeds to the Company of $11,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

A total of $450,000,000, comprised of $441,000,000 of the proceeds from the IPO, including approximately $15,750,000 of the underwriters’ deferred discount, and $9,000,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company registration statement (File No. 333-206343):

•	An Underwriting Agreement, dated September 10, 2015, among the Company and Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters.

•	A Warrant Agreement, dated as of September 10, 2015, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated September 10, 2015, among the Company, its officers and directors and TPACE Sponsor Corp.

•	An Investment Management Trust Agreement, dated as of September 10, 2015, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated as of September 10, 2015, among the Company, TPACE Sponsor Corp. and certain other security holders named therein.

•	An Administrative Services Agreement, dated September 10, 2015, between the Company and TPG Global, LLC.

•	An Amended and Restated Sponsor Warrants Purchase Agreement, dated as of September 10, 2015, between the Company and TPACE Sponsor Corp.

•	An Indemnity Agreement, dated as of September 16, 2015, between the Company and David Bonderman.

•	An Indemnity Agreement, dated as of September 16, 2015, between the Company and James Coulter.

•	An Indemnity Agreement, dated as of September 16, 2015, between the Company and Chad Leat.

•	An Indemnity Agreement, dated as of September 16, 2015, between the Company and Robert Suss.

•	An Indemnity Agreement, dated as of September 16, 2015, between the Company and Paul Walsh.

•	An Indemnity Agreement, dated as of September 16, 2015, between the Company and Kneeland Youngblood.

•	An Indemnity Agreement, dated as of September 16, 2015, between the Company and Karl Peterson.

•	An Indemnity Agreement, dated as of September 16, 2015, between the Company and Dirk Eller.

•	An Indemnity Agreement, dated as of September 16, 2015, between the Company and Clive Bode.

On September 10, 2015, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On September 16, 2015, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the partial exercise of the underwriters’ over-allotment option.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated September 10, 2015, among the Company and Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters.

4.4	Warrant Agreement, dated as of September 10, 2015, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated September 10, 2015, among the Company, its officers and directors and TPACE Sponsor Corp.

10.2	Investment Management Trust Agreement, dated as of September 10, 2015, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated as of September 10, 2015, among the Company, TPACE Sponsor Corp. and certain other security holders named therein.

10.4	Administrative Services Agreement, dated September 10, 2015, between the Company and TPG Global, LLC.

10.5	Amended and Restated Sponsor Warrants Purchase Agreement, dated as of September 10, 2015, between the Company and TPACE Sponsor Corp.

10.6	Indemnity Agreement, dated as of September 16, 2015, between the Company and David Bonderman.

10.7	Indemnity Agreement, dated as of September 16, 2015, between the Company and James Coulter.

10.8	Indemnity Agreement, dated as of September 16, 2015, between the Company and Chad Leat.

10.9	Indemnity Agreement, dated as of September 16, 2015, between the Company and Robert Suss.

10.10	Indemnity Agreement, dated as of September 16, 2015, between the Company and Paul Walsh.

10.11	Indemnity Agreement, dated as of September 16, 2015, between the Company and Kneeland Youngblood.

10.12	Indemnity Agreement, dated as of September 16, 2015, between the Company and Karl Peterson.

10.13	Indemnity Agreement, dated as of September 16, 2015, between the Company and Dirk Eller.

10.14	Indemnity Agreement, dated as of September 16, 2015, between the Company and Clive Bode.

99.1	Press Release, dated September 10, 2015.

99.2	Press Release, dated September 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pace Holdings Corp.

Date: September 16, 2015	By:	/s/ Karl Peterson
	Name:	Karl Peterson
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated September 10, 2015, among the Company and Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters.

4.4	Warrant Agreement, dated as of September 10, 2015, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated September 10, 2015, among the Company, its officers and directors and TPACE Sponsor Corp.

10.2	Investment Management Trust Agreement, dated as of September 10, 2015, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated as of September 10, 2015, among the Company, TPACE Sponsor Corp. and certain other security holders named therein.

10.4	Administrative Services Agreement, dated September 10, 2015, between the Company and TPG Global, LLC.

10.5	Amended and Restated Sponsor Warrants Purchase Agreement, dated as of September 10, 2015, between the Company and TPACE Sponsor Corp.

10.6	Indemnity Agreement, dated as of September 16, 2015, between the Company and David Bonderman.

10.7	Indemnity Agreement, dated as of September 16, 2015, between the Company and James Coulter.

10.8	Indemnity Agreement, dated as of September 16, 2015, between the Company and Chad Leat.

10.9	Indemnity Agreement, dated as of September 16, 2015, between the Company and Robert Suss.

10.10	Indemnity Agreement, dated as of September 16, 2015, between the Company and Paul Walsh.

10.11	Indemnity Agreement, dated as of September 16, 2015, between the Company and Kneeland Youngblood.

10.12	Indemnity Agreement, dated as of September 16, 2015, between the Company and Karl Peterson.

10.13	Indemnity Agreement, dated as of September 16, 2015, between the Company and Dirk Eller.

10.14	Indemnity Agreement, dated as of September 16, 2015, between the Company and Clive Bode.

99.1	Press Release, dated September 10, 2015.

99.2	Press Release, dated September 16, 2015.